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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) - February 13, 2003

                         TOLLGRADE COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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        PENNSYLVANIA                        000-27312                   25-1537134
(State or other jurisdiction of            (Commission         (IRS Employer Identification No.)
        incorporation)                     File Number)
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               493 NIXON ROAD
          CHESWICK, PENNSYLVANIA                                15024
      (Address of Principal Executive Offices)                (Zip code)
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      Registrant's telephone number, including area code -- (412) 820-1400
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         This Current Report on Form 8-K/A is filed by Tollgrade Communications,
Inc. (the "Company") for the purpose of amending Item 7(a) and (b) of the
Company's Current Report on Form 8-K filed with the Securities Exchange
Commission on February 27, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

         Based on a comparison of the most recent annual financial statements of the acquired Cheetah business and the Company's most recent annual consolidated financial statements, the acquired Cheetah business is not a "significant subsidiary" (as defined in Section 210.1-02(w) of Regulation S-X) with respect to which financial statements are required to be filed pursuant to Section 210.3-05 of Regulation S-X. Accordingly, financial statements for the acquired Cheetah business are not required to be filed and will not be filed pursuant to this Item.

         (b)      Pro Forma Financial Information.

         The acquisition of the Cheetah business did not meet any of the conditions set forth in Article 11 of Regulation S-X with respect to which pro forma financial information is required to be furnished. Accordingly, pro forma financial information is not required to be filed and will not be filed pursuant to this Item.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                                  TOLLGRADE COMMUNICATIONS, INC.

Date:    April 28, 2003                           By:  /s/Samuel C. Knoch
     -------------------------------                   ------------------------
                                                       Samuel C. Knoch
                                                       Chief Financial Officer
                                                       and Treasurer
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